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                                                                 (SELIGMAN LOGO)

                      SUPPLEMENT DATED JUNE 30, 2009 TO THE

                         PROSPECTUS DATED MAY 1, 2009 OF

                     SELIGMAN HIGH INCOME FUND SERIES, INC.,

            ON BEHALF OF ITS SELIGMAN U.S. GOVERNMENT SECURITIES FUND

                              (THE "SELIGMAN FUND")

At an adjourned Special Meeting of Shareholders held on June 29, 2009, shareholders who owned shares of the Seligman Fund on April 3, 2009 approved the merger of the Seligman Fund into RiverSource Short Duration U.S. Government Fund, a fund that seeks to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities. It is anticipated that the merger will occur in the third quarter of 2009.

For more information on RiverSource Short Duration U.S. Government Fund, please call 1-800-221-2450 for a prospectus.


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SL-9964-1 A (6/09)